Exhibit 99.1

EL GALLO RETURNS DEEPEST HIGH-GRADE INTERCEPT

20.8 OPT SILVER OVER 14.3 FT

TORONTO, ONTARIO (MARCH 18, 2009)  US GOLD CORPORATION (NYSE Alternext:UXG) (TSX:UXG) (FRANKFURT:US8) is pleased to announce that core drilling at the El Gallo project in Sinaloa State, Mexico, has returned the deepest high-grade silver intersection to date. Testing below the previous limits of the mineralization returned: 20.8 ounces of silver per ton (opt) (713.1 grams per tonne (gpt)) over 14.3 feet (ft) (4.4 meters (m)).

Hole GAX012 intersected two separate zones of high-grade silver mineralization, with the deepest being at a vertical depth of 380.0 ft (115.0 m). The deepest intersection was the most significant with an average grade of 20.8 opt silver (713.1 gpt) over 14.3 ft (4.4 m), including 73.8 opt silver (2,530.0 gpt) over 2.5 ft (0.8 m). This intersection extended mineralization vertically by 65.0 ft (20.0 m).

The second shallower high-grade intersection returned 16.8 opt silver (574.4 gpt) over 13.0 ft (4.0 m) at 150.0 ft (46.0 m) and is believed to be part of a separate parallel vein (Figure 1) situated south of the deeper intersection.

The remaining four core holes were drilled primarily to delineate and extend the mineralization that was initially indentified in the upper portion of the veins through conventional rotary drilling. These core holes will help form the basis of an initial NI 43-101 resource estimate.  On-going core drilling is designed to intersect possible cross structures and new parallel veins to the north.

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX007	9.4	55.8	4.6	60.4	GAX007	320.7	17.0	1.4	18.4
Including	30.0	4.1	15.6	19.7	Including	1,030.0	1.3	4.8	6.0
Including	33.3	5.1	42.5	47.6	Including	1,140.0	1.6	13.0	14.5
And	4.8	10.7	158.3	169.0	And	163.8	3.3	48.3	51.5
And	4.6	17.7	183.1	200.8	And	157.3	5.4	55.8	61.2

GAX009	10.9	2.5	180.0	182.4	GAX009	373.0	0.8	54.9	55.6

GAX011	7.3	6.9	175.2	182.1	GAX011	250.3	2.1	53.4	55.5
And	5.8	2.6	216.0	218.7	And	198.0	0.8	65.9	66.7
And	11.1	2.8	346.9	349.7	And	380.0	0.9	105.8	106.6

GAX012	16.8	13.0	167.8	180.8	GAX012	574.4	4.0	51.2	55.1
Including	44.0	3.6	167.8	171.4	Including	1,510.0	1.1	51.2	52.3
And	20.8	14.3	431.4	445.7	And	713.1	4.4	131.5	135.9
Including	73.8	2.5	437.3	439.8	Including	2,530.0	0.8	133.3	134.1

GAX013	10.0	35.9	9.8	45.8	GAX013	341.6	11.0	3.0	14.0
And	6.2	3.9	61.0	65.0	And	212.0	1.2	18.6	19.8
And	8.3	2.8	241.5	244.3	And	286.0	0.9	73.6	74.5
And	11.1	3.9	305.8	309.7	And	381.0	1.2	93.2	94.4

(1)Numbers may not balance due to rounding

Since January US Gold has completed a total of 13 core holes at El Gallo (for a list of all hole locations and reported intersections see Figure 2 and Appendix 1) with core and conventional rotary drilling returning high-grade along a strike length of 1,475.0 ft (450.0 m) and to a depth of 380.0 ft (115.0 m). Mineralization remains open to further expansion and the presence of parallel veins containing high-grade silver intercepts is encouraging.

ABOUT US GOLD

US Gold Corporation is a United States based gold exploration company exploring in northeastern Nevada and north-west Mexico. US Gold’s shares trade on the NYSE Alternext and Toronto Stock Exchanges under the symbol UXG and on the Frankfurt Exchange under the symbol US8.

QUALIFIED PERSON

This news release has been viewed and approved by Steve Brown, US Gold’s Chief Geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Magistral Mine property.  One quarter of the split drill core was shipped to ALS Chemex in Hermosillo for sample prep and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 25 samples.

All holes were drilled with HQ bits utilizing a CS-1500 truck-mounted core drill. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not yet been determined.  For the purposes of this news release “high-grade” is defined as 14.6 opt silver (500.0 gpt) or greater.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian Ball	Mailing Address
VP, Mexico	99 George Street, 3rd Floor
Tel: (647) 258-0395	Toronto, ON M5A 2N4
Toll Free: (866) 441-0690	E-mail: info@usgold.com
Fax: (647) 258-0408

US★GOLD El Gallo: Cross Section

Figure 1

March 18, 2009

GAX006
GAX012
360 ASL
340 ASL
320 ASL
300 ASL
280 ASL
260 ASL
240 ASL
220 ASL
NW
SE
5.0 opt Ag / 66.4 ft
16.8 opt Ag / 13.0 ft
inc. 44.0 opt Ag / 3.6 ft
Open
Open
20.8 opt Ag / 14.3 ft
inc. 73.8 opt Ag / 2.5 ft
Open
2843320N
2843320N
2843330N
212180E
2843280N
2843260N
2843240N
2843220N
2843200N
2843180N
212200E
Legend
Section Outline
Drill Hole Traces
Mineralization
Mineral Intercept
212187E Section
N
W
E
S
0
20
40
Meters
0
50
100
Feet

El Gallo: Plan (Aerial) View

Figure 2

March 18, 2009

211900
212100
212300
2843400
2843200
GAX004
GAX008
GAX013
GAX001
GAX010
GAX005
GAX009
GAX002
GAX011
GAX003
GAX007
GAX006
GAX012
NW
SE
Legend
Mineralized Foot Print
Core Hole Location
Drill Hole Trace
GAX001 = Drill Hole #
Cross Section (figure 2)
0
50
100
Meters
N
0
150
300
Feet

Appendix 1

Hole Number	Silver	Gold	Length	From	Silver	Gold	Length	From	Azimuth	Dip
	(opt)	(opt)	(ft)	(ft)	(gpt)	(gpt)	(m)	(m)

GAX001	3.4		4.9	38.7	116.0		1.5	11.8	348°	-45°
And	3.0		3.3	59.1	104.0		1.0	18.0
And	9.9	0.08	19.8	80.4	340.7	2.8	6.1	24.5
Including	19.5	0.42	2.8	80.4	669.0	14.3	0.9	24.5

GAX002	4.3		4.8	156.7	149.0		1.5	47.8	348°	-50°
And	5.4		6.6	185.2	184.0		2.0	56.5
And	17.7		17.6	362.0	607.9		5.4	110.4
Including	36.8		2.3	377.3	1260.0		0.7	115.0
And	17.1		5.9	390.4	585.0		1.8	119.0

GAX003	3.3		3.0	31.7	112.0		0.9	9.7	350°	-55°
And	10.3		78.1	43.0	354.6		23.8	13.1
Including	36.5		6.6	70.9	1250.0		2.0	21.6
Including	33.5	0.05	5.6	109.3	1148.2	1.2	1.7	33.3
And	5.2		13.9	172.7	179.5		4.3	52.7
And	4.1		6.6	231.0	139.5		2.0	70.4

GAX004	5.3		47.2	35.1	183.2		14.4	10.7	168°	-45°
Including	33.0		3.4	35.1	1130.0		1.1	10.7

GAX005	6.6		14.4	73.0	227.2		4.4	22.3	348°	-45°
Including	21.0		3.6	73.0	718.4		1.1	22.3

GAX006	5.0		66.4	69.2	171.5		20.3	21.1	348°	-55°

GAX007	9.4		55.8	4.6	320.7		17.0	1.4	348°	-45°
Including	30.0		4.1	15.6	1030.0		1.3	4.8
Including	33.3		5.1	42.5	1140.0		1.6	13.0
And	4.8		10.7	158.3	163.8		3.3	48.3
And	4.6		17.7	183.1	157.3		5.4	55.8

GAX008	10.8		34.4	10.0	370.5		10.5	3.1	168°	-45°
And	46.5	1.0	16.1	87.6	1593.2	32.8	4.9	26.7
And	17.4		7.1	161.4	595.0		2.2	49.2
And	4.7		6.7	176.7	161.9		2.1	53.9

GAX009	10.9		2.5	180.0	373.0		0.8	54.9	348°	-60°

Hole Number	Silver	Gold	Length	From	Silver	Gold	Length	From	Azimuth	Dip
	(opt)	(opt)	(ft)	(ft)	(gpt)	(gpt)	(m)	(m)

GAX010	31.6		104.0	0.0	1,082.4		31.7	0.0	0	-90°
Including	176.3		14.9	37.9	6,046.1		4.6	11.6
Including	305.1		3.9	40.4	10,461.0		1.2	12.3
And	4.9		17.7	125.3	166.6		5.4	38.2
And	5.7		6.7	150.6	195.6		2.1	45.9
And	13.5		4.8	229.7	463.2		1.5	70.0

GAX011	7.3		6.9	175.2	250.3		2.1	53.4	348°	-60°
And	5.8		2.6	216.0	198.0		0.8	65.9
And	11.1		2.8	346.9	380.0		0.9	105.8

GAX012	16.8		13.0	167.8	574.4		4.0	51.2	348°	-55°
Including	44.0		3.6	167.8	1510.0		1.1	51.2
And	20.8		14.3	431.4	713.1		4.4	131.5
Including	73.8		2.5	437.3	2530.0		0.8	133.3

GAX013	10.0		35.9	9.8	341.6		11.0	3.0	168°	-70°
And	6.2		3.9	61.0	212.0		1.2	18.6
And	8.3		2.8	241.5	286.0		0.9	73.6
And	11.1		3.9	305.8	381.0		1.2	93.2